SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): December 1, 1998

                    UNIVIEW TECHNOLOGIES CORPORATION
         (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The client-auditor relationship between the Registrant and King Griffin & Adamson P.C. ended, with the approval of Registrant's audit committee, as of December 1, 1998. The change resulted from the Registrant's desire to move to a larger firm.

     During the Registrant's two most recent fiscal years and the subsequent interim period preceding termination of the relationship, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Although unrelated to the change, the former accountant's report on Registrant's financial statements for the immediate past fiscal year contained an opinion that was qualified concerning the Registrant's ability to continue as a going concern. The former accountant has been provided with a copy of the above disclosures and has been requested to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The former accountant's letter is filed as Exhibit 16 to this Form 8-K Report.

     A new independent accountant, Grant Thornton LLP, was engaged as of December 1, 1998 as the principal accountant to audit the Registrant's financial statements beginning with fiscal year ending June 30, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:  None.

     (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              uniView Technologies Corporation
                                   (Registrant)

                              By:     /s/ Patrick A. Custer
                                   Patrick A. Custer
                                   President - Chief Executive Officer
                                   (Principal Financial and Duly
                                    Authorized Officer)

Date:     December 4, 1998

                  UNIVIEW TECHNOLOGIES CORPORATION
                         EXHIBIT INDEX
Exhibit                                                        Sequential
Number              Description of Exhibits                          Page

4.1 Form of Common Stock Certificate of the Company (filed as Exhibit "4.2" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference. )                                                N/A

4.2 Articles of Incorporation of the Company, as amended, defining the rights of security holders (filed as Exhibit "4.1" to the Company's Registration Statement on Form S-3 originally filed with the Commission on May 13, 1998 and incorporated
          herein by reference.)                                       N/A

4.3 Bylaws of the Company, as amended, defining the rights of security holders (filed as Exhibit "3(ii)" to the Company's
          Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997 and incorporated herein by reference.) N/A

4.4 Series A Preferred Stock terms and conditions (filed as Exhibit "4.3" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                 N/A

4.5 Series H Preferred Stock terms and conditions (filed as Exhibit "4.4" to the Company's Registration Statement on Form S-3 filed with the Commission on June 20, 1996 and incorporated
          herein by reference.)                                       N/A

4.6 Series Q Preferred Stock terms and conditions (filed as Exhibit "4.6" to the Company's Current Report on Form 8-K dated
          June 12, 1998 and incorporated herein by reference.)        N/A

4.7 Series 1998-A1 Preferred Stock terms and conditions (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission on July 20, 1998 and
          incorporated herein by reference.)                          N/A

4.8 Form of warrant issued in connection with Series 1998-A1 Preferred Stock (filed as Exhibit "4.7" to the Company's Registration Statement on Form S-3 filed with the Commission on
          July 20, 1998 and incorporated herein by reference.)        N/A

4.9 Form of warrant issued in connection with the J.P. Carey Agreement (filed as Exhibit "4.8" to the Company's Registration Statement on Form S-3 filed with the Commission on July 20,
          1998 and incorporated herein by reference.)                 N/A

4.10 Form of warrant issued in connection with the Pacific Continental Agreement (filed as Exhibit "4.9" to the Company's Registration Statement on Form S-3 filed with the Commission on
          July 20, 1998 and incorporated herein by reference.)        N/A

16*             Letter from King Griffin & Adamson P.C. to the Securities
          and Exchange Commission.                                      5
_______________
*  Filed herewith.